SUPPLEMENT DATED FEBRUARY 6, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST
Dated May 30, 2008

The following is hereby added as the fifth bullet point in the section of the Prospectus entitled “Principal Investment Strategies”:

•                  Securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program. The FDIC guarantee of these securities is subject to the full faith and credit of the U.S. government.

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The heading in the second paragraph of the section of the Prospectus entitled “Principal Risks—Credit and Interest Rate Risks” is hereby deleted and replaced with “U.S. Government Securities”:

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The following is hereby added as the fourth and fifth paragraphs of the newly named section of the Prospectus entitled “Principal Risks—U.S. Government Securities”:

With respect to the U.S. Government securities which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt is subject to the full faith and credit of the U.S. government and expires on June 30, 2012. The interest from U.S. government securities generally is not subject to state and local taxation. However, the interest on securities guaranteed under the Temporary Liquidity Guarantee Program may be subject to state and local income taxes and therefore may cause additional state and local tax consequences for shareholders of any fund that purchases such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DWGSPT